Exhibit 10.07

T. ROWE PRICE GROUP, INC.
1998 DIRECTOR STOCK OPTION PLAN
As Amended and Restated Effective December 16, 2004*

1. PURPOSES OF THE DIRECTOR PLAN:

     T. Rowe Price Group, Inc.** (the “Company”) has adopted the 1998 Director Stock Option Plan (the “Director Plan”) to provide for the issuance of options to purchase shares of the Company’s Common Stock, par value $.20 per share (the “Stock”) as a means of long-term compensation for members of the Board of Directors of the Company (the “Board”) in order to provide Non-Employee Directors with an equity interest in the Company in order to attract and retain well-qualified individuals to serve as Non-Employee Directors and to further align the interests of Non-Employee Directors of the Company with those of the stockholders of the Company. For purposes of this Plan, Non-Employee Directors are persons who are members of the Board and are not employees of the Company or any of its affiliates or subsidiaries.

2. ADMINISTRATION:

     The Director Plan shall be administered by the Board; provided that any decision regarding the price, timing, or amount of options to be granted hereunder shall require the affirmative vote of a majority of the members of the Board who are not participants in the Director Plan. Such disinterested majority shall also have the right to make discretionary awards of options in addition to the grants specified in Section 5(b).

3. STOCK SUBJECT TO OPTION:

     The Company has reserved an aggregate of 404,116 authorized but unissued shares of Stock for issuance and delivery under the Director Plan, which amount includes 4,116 shares carried over from the 1995 Director Stock Option Plan (the “1995 Director Plan”) that remained available for grant upon its expiration on April 30, 2002, and which amount is subject to further adjustment as provided in paragraph 6 hereof; provided that, shares tendered as consideration for the exercise of any option and shares subject to the unexercised portion of any outstanding option which expires, is canceled, or is terminated for any reason may again be subject to awards under the Director Plan.

4. ELIGIBILITY:

     The individuals who shall be eligible to participate in the Director Plan shall be all Non-Employee Directors of the Company. Except for the issuance of replenishment options pursuant to Section 5(c)(iii), no individual shall be granted an option under this Director Plan unless such individual is a member of the Board on the applicable grant date.

*	All references herein to a number of shares of Stock have been adjusted to reflect the 2-for-1 stock split that was effected April 30, 1998.

**	T. Rowe Price Group, Inc. is the successor to T. Rowe Price Associates, Inc., pursuant to a share exchange consummated on December 28, 2000, and has assumed all obligations of T. Rowe Price Associates, Inc. with respect to this plan and options outstanding hereunder.

5. TERMS AND CONDITIONS OF OPTIONS:

     Options under the Director Plan are intended to be non-statutory stock options not qualifying under any section of the Internal Revenue Code of 1986, as amended (the “Code”). All stock options granted under the Director Plan shall be subject to the following provisions:

     (a) Option Price. The exercise price per share with respect to each option shall be 100% of the fair market value of the Stock on the date the option is granted. For purposes hereof, fair market value shall be the last reported sale price in the Nasdaq National Market (or any other recognized securities market on which the stock is traded if not then traded on the Nasdaq National Market) on the date of grant, or the next succeeding business day on which the Nasdaq National Market (or such other market) is open for business and reports an actual transaction in the Company’s Stock. If the Stock is not then traded on any recognized market, fair market value shall be as determined by the Board in accordance with applicable Federal income tax and securities regulations.

(b) Option Grants.

     (i) Each Non-Employee Director in office on December 16, 2004, shall be granted options semi-annually, as of the close of business on the third business day following the earnings release for the first and third fiscal quarter of each year, as to 2,000 shares of Stock on each such grant date.

     (ii) Each person first elected or appointed as a Non-Employee Director after December 16, 2004, shall be granted, as of the close of business on the date of the first regular meeting of the Board held on or after the date of such Non-Employee Director’s election or appointment, an option to purchase 8,000 shares of Stock and, as of the close of business on the third business day following the earnings release for the first and third fiscal quarter of each succeeding year, an option to purchase 2,000 shares of Stock.

(c) Exercise of Options.

     (i) Each option granted under this Director Plan shall become exercisable in full one year after the initial grant (irrespective of whether the Non-Employee Director is then a member of the Board) or upon the Non-Employee Director’s earlier death, but shall not be exercisable as to any shares prior thereto. Except as provided in paragraph (ii) below, full payment for shares acquired shall be made in cash, by certified check or other means acceptable to the Company at or prior to the time that an option, or any part thereof, is exercised. The participant will have no rights as a stockholder with respect to any option granted under this Director Plan until shares of Stock as to which the option has been exercised are issued by the Company.

     (ii) Shares of the Company’s Stock with a value equal to the exercise price or a combination of cash and Stock with a value equal to the exercise price may be used as payment for shares acquired.

     (iii) Until further action by the Board to provide otherwise, options granted under the Director Plan on or after December 16, 2004, shall not contain a replenishment feature that would cause a replenishment option to be granted automatically upon the exercise of all or any part of the stock option through the surrender of shares of Stock in full or partial payment of the exercise price.

     (d) Term of Option. Options shall terminate and no longer be exercisable on the earlier to occur of the expiration of: (i) ten (10) years after the date such option was granted (or the grant date of the Original Option, as applicable) or (ii) five (5) years after the Non-Employee Director ceases to be a member of the Board for any reason.

     (e) Options Nonassignable and Nontransferable. Options granted under the Director Plan are not transferable by the Non-Employee Director otherwise than by will or the laws of descent and distribution and are exercisable during the Non-Employee Director’s lifetime only by the Non-Employee Director; except that with the consent of the Board, this Option may be transferred to a family member or a trust, partnership or the like for the benefit of the Non-Employee Director or such family members. No assignment or transfer of this option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any attempt to assign or transfer this option, the same shall terminate and be of no force or effect.

6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION:

     The aggregate number of shares of stock on which option awards under the Director Plan may be granted to persons participating under the Director Plan, the number of shares thereof covered by each award, the price per share thereof in each award, and any numerical limitations contained herein relating to awards shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Company; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. In the case of other changes in the Company’s capitalization, adjustments shall be made to the extent determined by the Board as necessary or appropriate to reflect the transaction and as permitted under applicable securities and tax laws.

     If the Company shall be a party to any merger or consolidation (whether or not the Company is the surviving or resulting entity), then automatically following the transaction and without further action on the part of the company or the successor, any award granted shall pertain to and apply solely to the securities or other form of consideration to which a holder of the number of shares of Stock subject to the award would have been entitled in the transaction.

7. EFFECTIVE DATE OF THE DIRECTOR PLAN:

     The Director Plan was adopted by the Board on February 2, 1998 and became effective on April 16, 1998, upon its approval by the stockholders of the Company on that date. The Director Plan as amended and restated herein, was adopted by the Board effective as of December 16, 2004.

8. TERMINATION DATE:

     No options may be granted under the Director Plan after December 31, 2007. Subject to paragraph 5(d), options granted before December 31, 2007 under the Director Plan may be exercised after that date in accordance with their terms.

9. AMENDMENT:

     This Director Plan may be amended, suspended, terminated or restated, in whole or in part, at any time by the Board; provided, however, that any provisions of this Plan regarding the amount and price of options to be awarded to Non-Employee Directors and the timing of awards, or that which may be deemed to set forth a formula that determines the amount, price, and timing of awards may not be amended more than once every six months, other than to comport with any changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules under such statutes; and, provided further, however, that no such amendment shall become effective without the approval of the stockholders of the Company to the extent stockholder approval is required in order to comply with Rule 16b-3 of the Securities Exchange Act of 1934.

10. COMPLIANCE WITH LAWS AND REGULATIONS:

     The grant, holding and vesting of all options under the Director Plan shall be subject to any and all requirements and restrictions that may, in the opinion of the Board, be necessary or advisable for the purposes of complying with any statute, rule or regulation of any governmental authority, or any agreement, policy or rule of any stock exchange or other regulatory organization governing any market on which the Stock is traded.

11. MISCELLANEOUS:

     (a) Expenses. The Company shall bear all expenses and costs in connection with the administration of the Director Plan.

     (b) Applicable Law. The validity, interpretation and administration of this Plan and any rules, regulations, determinations or decisions made hereunder, and the rights of any and all persons having or claiming to have any interest herein or hereunder, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to the choice of the laws provisions thereof.

     (c) Headings. The headings herein are for reference purposes only and shall not affect the meaning or interpretation of the Director Plan.

     (d) Notices. All notices or other communications made or given pursuant to this Director Plan shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to any Non-Employee Director at the address contained in the records of the Company or to the Company at its principal office.

     (e) Federal Securities Law Requirement. Awards granted hereunder shall be subject to all conditions required under Rule 16b-3 to qualify the award for any exception from the provisions of Section 16(b) of the Securities Exchange Act of 1934 available under that Rule.

Forms of option agreements

available for

awards and replenishment options

issued under the

T. Rowe Price Group, Inc.

1998 Director Stock Option Plan

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T. ROWE PRICE GROUP, INC.

1998 DIRECTOR STOCK OPTION PLAN

STATEMENT OF ADDITIONAL TERMS AND CONDITIONS
REGARDING OPTION GRANTS
(INDEPENDENT DIRECTORS)

Effective:

     This Statement of Additional Terms and Conditions Regarding Option Grants (the “Terms”) shall be delivered with the “Notice of Grant of Stock Options and Option Agreement” (the “Award Notice”) which shall detail the specifics of the applicable option award (the “Option”). Upon execution of the Award Notice by the Director and by an authorized officer or agent of T. Rowe Price Group, Inc. (the “Company”), there shall be created a binding and enforceable contract (the “Agreement”) respecting the Option subject to the terms and conditions of the Award Notice and the Terms.

     1. Grant of Option.

     Subject to the Terms, the Company has granted to the person identified in the Award Notice attached hereto (the “Optionee”) commencing on the Issuance Date set forth in the Award Notice and ending on the Expiration Date of the Option set forth in the Award Notice, the option to purchase from the Company at the option price set forth in the Award Notice (the “Option Price”) up to, but not exceeding in the aggregate, the number of shares of the Company’s Common Stock set forth under the caption “Shares” in the Award Notice.

     2. Exercise of Option.

          (a) The shares of stock subject to this Option shall become exercisable in full on [insert first anniversary of date of grant], irrespective of whether the Optionee is then a director of the Company, or the Optionee’s earlier death.

          (b) No less than 50 shares of Common Stock may be purchased upon any one exercise of the Option unless the number of shares purchased at such time is the total number of shares in respect of which the Option is then exercisable.

          (c) In no event shall the Option be exercisable for a fractional share.

     3. Method of Exercising Option and Payment of Option Price.

          (a) The Option shall be exercised by the Optionee delivering to the Company, from time to time, on any business day (the “Exercise Date”), written notice specifying the number of shares the Optionee then desires to purchase (the “Notice”) and paying the Option Price for such shares. The Option Price may be paid (i) by cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the Option Price for the number of shares specified in the Notice, such payment to be delivered with the Notice, (ii) by tender of shares of

Common Stock of the Company that constitute “mature” shares for financial accounting purposes, with a value (determined in accordance with paragraph 3(c)) equal to or less than the Option Price plus cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the amount, if any, by which the Option Price exceeds the value of such shares of the Company’s stock (determined in accordance with paragraph 3(c)), (iii) by broker-assisted cashless exercise of the Option, or (iv) by a combination of these methods. Such Company’s stock and cash shall be delivered to the Company no later than the end of the first business day after the Exercise Date. In the case of payment in shares, such payment shall be made by attestation in form suitable to the Company or delivery of the necessary share certificates, with executed stock powers attached, or transfer instructions, in the case of shares held in street name by a bank, broker, or other nominee, to the Company.

          (b) Within three business days after the Exercise Date, the Company shall, subject to the receipt of withholding tax to the extent required by the Company, issue to the Optionee the number of shares with respect to the Option so exercised, and shall deliver to the Optionee a certificate or certificates therefor or shall make such transfer to a bank, broker or nominee as designated by the Optionee.

          (c) For purposes of paragraph 3(a), the value of shares of Common Stock tendered to exercise the Option shall be the last reported sale price of such shares on the Nasdaq National Market System (or any other recognized securities market on which the stock is traded if not then traded on the Nasdaq National Market) on the Exercise Date, or, if no trades occurred on the Exercise Date, the next succeeding business day on which the Nasdaq National Market (or such other market) is open for business and reports an actual transaction in the Company’s Common Stock. If the Common Stock is not then traded on any recognized securities market, the value of the tendered shares shall be determined by the Board of Directors.

          (d) In the sole discretion of the Board of Directors, the Company may in lieu of requiring the exercise of the Option and the payment of the Option Price, authorize the payment of cash to the Optionee in an amount equal to the market value of shares of Common Stock subject to the Option less the Option Price in exchange for the cancellation of the Option.

     4. Exercisability Upon the Occurrence of Certain Events.

          (a) Notwithstanding any provisions limiting exercisability in whole or in part, and unless the Board of Directors shall have otherwise determined (within the limits specified in this paragraph) to revoke or to limit, in its sole and conclusive discretion, the acceleration provided for herein, the following shall apply: the Option will become exercisable in full immediately following the date on which the Board of Directors no longer may revoke or modify the acceleration contemplated by this paragraph and shall remain exercisable for a one-year period thereafter. After the expiration of any such one-year period, the Option shall remain exercisable only to the extent, if any, provided in the Agreement without taking into consideration the effect of this paragraph. The Board of Directors’ discretion to revoke or limit the acceleration contemplated by this paragraph may be exercised at any time before or within 20 business days after the Effective Date (as hereinafter defined) or the Approval Date (as hereinafter defined), as applicable; provided, however, that such discretion to revoke or limit the acceleration may not be exercised after the persons who were directors of the Company immediately before the Transaction (as hereinafter defined) shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company. In the event the Approval Date and an Effective Date arise from substantially identical facts and circumstances (as determined by the Board of Directors in its sole discretion) and unless the Board of Directors shall have determined to limit the effect of this sentence, such one-year period (and the 20-day period referred to in the immediately preceding sentence) shall commence only once and upon the first to occur of the Approval Date or the Effective Date.

          (b) For purposes of the foregoing paragraph, the following terms have the meanings indicated:

          (i) “Approval Date” shall mean the date of the approval of the Company’s Board of Directors of an agreement providing for an exchange offer, merger, consolidation or other business combination, sale or disposition of all or substantially all of the assets of the Company, or any combination of the foregoing transactions as a result of the consummation of which the persons who were directors of the Company immediately before the transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or the persons who were stockholders of the Company immediately before the Approval Date will own less than a majority of the outstanding voting stock of the Company or any successor to the Company.

          (ii) “Effective Date” shall mean the date on which a “Change of Control,” as defined below, occurs. Anything in these Terms to the contrary notwithstanding, if a Change of Control occurs, and if the Optionee’s employment with the Company had terminated prior to the date on which the Change of Control occurred, and if it is reasonably demonstrated by the Optionee that such termination of employment either was at the request of a third party who had taken steps reasonably calculated to effect the Change of Control or otherwise arose in connection with or in anticipation of the Change of Control, then, for all purposes of these Terms, the term “Effective Date” shall mean the date immediately prior to the date of such termination of employment.

          (iii) A “Change of Control” shall be deemed to have taken place on the date of the earlier to occur of either of the following events: a) a third party, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of 25% or more of the Company’s outstanding Common Stock, or b) as the result of, or in connection with, any cash tender or exchange offer, merger, consolidation or other business combination, sale or disposition of all or substantially all of the Company’s assets, or contested election, or any combination of the foregoing transactions (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or the persons who were stockholders of the Company immediately before the Transaction shall cease to own at least a majority of the outstanding voting stock of the Company or any successor to the Company.

     5. Termination.

          The Option shall terminate and be of no force or effect upon the first occurrence of any one of the following events:

          (a) The Expiration Date set forth in the Award Notice; or

          (b) Five years after the date the Optionee ceases to be a director of the Company for any reason, during which period any installments which first become exercisable may thereafter be exercised.

     6. Optionee.

          Whenever the word “Optionee” is used in any provision of these Terms under circumstances where the provision should logically be construed to apply to the estate, personal representative, or beneficiary to whom this Option may be transferred by will, by the laws of descent and distribution or otherwise pursuant to these Terms, it shall be deemed to include such person.

     7. Assignability.

          This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee’s lifetime only by the Optionee except that, with the consent of the Board of Directors, the Option may be transferred to a family member or a trust, partnership or the like for the benefit of the Optionee or such family member; provided, however, that the term “family member” shall not include an ex-spouse and no transfers may be made pursuant to any divorce or separation proceedings or settlements. No assignment or transfer of this Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except as provided for under the immediately preceding sentence, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any attempt to assign or transfer this Option the same shall terminate and be of no force or effect.

     8. The Company’s Rights.

          The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     9. Recapitalization.

          The shares with respect to which the Option is granted are shares of the Common Stock of the Company as constituted on the date of the Agreement, but if, and whenever, prior to the delivery by the Company of all of the shares of Common Stock with respect to which this Option is granted, the Company shall effect a subdivision or consolidation of shares, or other capital readjustment, or the payment of a stock dividend, or other increase or decrease in the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) in the event of any increase in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to this Option shall be proportionately increased (except that any fraction of a share resulting from any such adjustment shall be excluded from the operation of these Terms), and the cash consideration payable per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to this Option shall be proportionately reduced (except that any fractional share resulting from any such adjustment shall be excluded from the operation of these Terms), and the cash consideration payable per share shall be proportionately increased.

     10. Merger and Consolidation.

          After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving or resulting corporation, the Optionee shall, at no additional cost, be entitled upon any exercise of this Option, to receive (subject to any required action by stockholders) in lieu of the number of shares as to which this Option shall then be so exercised, the number and class of shares of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation, if, immediately prior to such merger or consolidation, the Optionee had been the holder of record of a number of shares of Common Stock of the Company equal to the number of shares as to which this Option shall be so exercised; provided, that anything herein contained to the contrary notwithstanding, upon the dissolution or liquidation of the Company, or upon any merger or consolidation, in which the Company is not the surviving or resulting corporation, this Option shall terminate and be of no force or effect, except to the extent that such surviving or resulting corporation may issue a substituted option.

     11. Preemption of Applicable Laws or Regulations.

          Anything in these Terms to the contrary notwithstanding, if, at any time specified herein for the issuance of shares to the Optionee, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or the Optionee to take any action in connection with the shares then to be issued, the issuance of such shares shall be deferred until such action shall have been taken.

     12. Resolution of Disputes.

          Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, these Terms shall be determined by the Board of Directors in its absolute and unfettered discretion, and any such determination or any other determination by the Board of Directors under or pursuant to these Terms and any interpretation by the Board of Directors of these Terms, shall be final, binding and conclusive on all persons affected thereby.

     13. Notice.

          Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, addressed as follows: to the Secretary of the Company, or to the Company (attention of the Secretary), at 100 East Pratt Street, Baltimore, Maryland 21202, or at such other address as the Company, by notice to the Optionee, may designate in writing from time to time to the Optionee at the Optionee’s address as shown on the records of the Company, or at such other address as the Optionee, by notice to the Secretary of the Company, may designate in writing from time to time.

     14. Construction.

          These Terms have been entered into in accordance with the terms of the Plan and wherever a conflict may arise between these Terms and the terms of the Plan, the terms of the Plan shall control.

     15. Nonstatutory Nature of Option.

          The option created by the Agreement shall not be treated as an incentive stock option under Internal Revenue Code section 422.

T. ROWE PRICE GROUP, INC.

DIRECTOR STOCK OPTION PLANS

STATEMENT OF ADDITIONAL TERMS AND CONDITIONS
REGARDING OPTION GRANTS

REPLENISHED OPTIONS

     This Statement of Additional Terms and Conditions Regarding Option Grants (the “Terms”) shall be delivered with the “Notice of Grant of Stock Options and Option Agreement” (the “Award Notice”) which shall detail the specifics of the applicable replenishment option award (the “Option”). Upon execution of the Award Notice by the Non-Employee Director and by an authorized officer or agent of T. Rowe Price Group, Inc. (the “Company”), there shall be created a binding and enforceable contract (the “Agreement”) respecting the Option subject to the terms and conditions of the Award Notice and the Terms.

     The Company has and its stockholders have approved the T. Rowe Price Group, Inc. 1995 and 1998 Director Stock Option Plans (collectively, the “Plan”), pursuant to which the Company may enter into stock option agreements with its Non-Employee Directors. These agreements provide that, if a Non-Employee Director exercises all or part of a non-qualified stock option grant through the surrender of shares of the Company’s Common Stock, the Non-Employee Director will automatically receive an Option to purchase at the closing price of the Company’s Common Stock on the date of exercise a number of shares equal to the number of shares surrendered, unless the Board of Directors of the Company (the “Board”) has suspended or limited the issuance of such replenishment options.

     1. Grant of Option.

          Subject to the Terms, the Company has granted to the person identified in the Award Notice attached hereto (the “Optionee”) commencing on the Issuance Date set forth in the Award Notice and ending on the Expiration Date set forth in the Award Notice (the “Option Period”), the option to purchase from the Company at the option price set forth in the Award Notice (the “Option Price”) up to, but not exceeding in the aggregate, the number of shares of the Company’s Common Stock set forth under the caption “Shares” in the Award Notice. The number of shares so granted shall be equal in number to the number of shares the Optionee delivered to the Company in full or partial payment of the exercise price of non-qualified stock options.

     2. Exercise of Option.

          (a) This Option is immediately exercisable in full and may be exercised in whole or in part from time to time during the Option Period, subject to the Terms.

          (b) The Board may in its discretion place limitations on the extent to which shares of Common Stock of the Company may be tendered by the Optionee as payment of the Option Price pursuant to paragraph 3(a) hereof.

           (c) No less than 50 shares of Common Stock may be purchased upon any one exercise of the Option unless the number of shares purchased at such time is the total number of shares in respect of which the Option is then exercisable.

     (d) In no event shall the Option be exercisable for a fractional share.

     (e) In no event shall any additional replenishment option be granted upon the exercise of this Option.

     3. Method of Exercising Option and Payment of Option Price.

          (a) The Option shall be exercised by the Optionee delivering to the Company, from time to time, on any business day (the “Exercise Date”), written notice specifying the number of shares the Optionee then desires to purchase (the “Notice”) and paying the Option Price for the shares specified in the Notice. The Option Price may be paid:

(i)	by cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the Option Price for the number of shares specified in the Notice, such payment to be delivered with the Notice,

(ii)	unless limited by the Board, by tender of shares of Common Stock of the Company with a value (determined in accordance with paragraph 3(c)) equal to or less than the Option Price plus cash, check, wire transfer, bank draft or postal or express money order to the order of the Company for an amount in United States dollars equal to the amount, if any, by which the aggregate Option Price exceeds the value of such shares of the Company’s stock (determined in accordance with paragraph 3(c)), or

(iii)	through such other means, acceptable to the Board in its sole discretion, as may be provided by an independent third party to facilitate exercise or payment.

The Company stock and cash shall be delivered to the Company not later than the end of the first business day after the Exercise Date. In the case of payment in shares, such payment shall be made by attestation of ownership in a form satisfactory to the Company or by delivery of the necessary share certificates, with executed stock powers attached, or, in the case of shares held in street name by a bank, broker, or other nominee, transfer instructions to the Company.

          (b) Within three business days after the Company receives the aggregate Option Price and withholding taxes to the extent required by the Company, the Company will issue to the Optionee the number of shares with respect to which the Option shall be so exercised, and will deliver to the Optionee a certificate or certificates therefor, or will make such transfer to a bank, broker or nominee as designated by the Optionee.

          (c) For purposes of paragraph 3(a), the value of shares of Common Stock tendered to exercise the Option shall be the last reported sale price of such shares on the Nasdaq National Market System (or any other recognized securities market on which the stock is traded if not then traded on the Nasdaq National Market) on the Exercise Date, or, if no trades occurred on the Exercise Date, the next succeeding business day on which the Nasdaq National Market (or such other market) is open for business and reports an actual transaction in the Company’s Common Stock. If the Common Stock is not then traded on any recognized securities market, the value of the tendered shares shall be determined by the Board.

          (d) In the sole discretion of the Board, the Company may in lieu of requiring the exercise of the Option and the payment of the Option Price, authorize the payment of cash to the Optionee in an amount equal to the market value of shares of Common Stock subject to the Option less the Option Price in exchange for the cancellation of the Option.

     4. Termination.

          The Option shall terminate and be of no force or effect upon the first occurrence of any one of the following events:

          (a) The Expiration Date set forth in the Award Notice;

          (b) The expiration of five years after the Optionee ceases to be a director of the Company for any reason; provided, however, that any day on which the Company has restricted employee securities transactions under then-applicable securities transactions policies and procedures shall not be included in determining such five-year period. During such five-year period, the Optionee shall have the right to exercise the Option only to the extent exercisable on the date of termination.

     5. Optionee.

          Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the estate, personal representative, or beneficiary to whom this Option may be transferred by will or by the laws of descent and distribution, it shall be deemed to include such person.

     6. Assignability.

          This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable during the Optionee’s lifetime only by the Optionee; except that with the consent of the Board, this Option may be transferred to a family member or a trust, partnership or the like for the benefit of the Optionee or such family members. No assignment or transfer of this Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will the laws of descent and distribution or by consent of the Committee, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any attempt to assign or transfer this Option the same shall terminate and be of no force or effect.

     7. Rights as a Stockholder.

          The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any shares as to which this Option shall not have been exercised and payment and issue made as herein provided.

     8. The Company’s Rights.

          The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     9. Recapitalization.

          The shares with respect to which this Option is granted are shares of the Common Stock of the Company as constituted on the date of this Agreement, but if, and whenever, prior to the delivery by the Company of all of the shares of Common Stock with respect to which this Option is granted, the Company shall effect a subdivision or consolidation of shares, or other capital readjustment, or the payment of a stock dividend, or other increase or decrease in the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then

(a)	in the event of any increase in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to this Option shall be proportionately increased (except that any fraction of a share resulting from any such adjustment shall be excluded from the operation of this Agreement), and the cash consideration payable per share shall be proportionately reduced, and

(b)	in the event of a reduction in the number of such shares outstanding, the number of shares of Common Stock then remaining subject to this Option shall be proportionately reduced (except that any fractional share resulting from any such adjustment shall be excluded from the operation of this Agreement), and the cash consideration payable per share shall be proportionately increased.

     10. Merger and Consolidation.

          After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving or resulting corporation, the Optionee shall, at no additional cost, be entitled upon any exercise of this Option, to receive (subject to any required action by stockholders) in lieu of the number of shares as to which this Option shall then be so exercised, the number and class of shares of stock or other securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation, if, immediately prior to such merger or consolidation, the Optionee had been the holder of record of a number of shares of Common Stock of the Company equal to the number of shares as to which such Option shall be so exercised; provided, that anything herein contained to the contrary notwithstanding, upon the dissolution or liquidation of the Company, or upon any merger or consolidation, in which the Company is not the surviving or resulting corporation, this Option shall terminate and be of no force or effect, except to the extent that such surviving or resulting corporation may issue a substituted option.

     11. Preemption of Applicable Laws or Regulations.

          Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issue of shares to the Optionee, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or the Optionee to take any action in connection with the shares then to be issued, the issue of such shares shall be deferred until such action shall have been taken.

     12. Resolution of Disputes.

          Subject to the provisions of paragraph 13 hereof, any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be determined by the Board in its absolute and uncontrolled discretion, and any such determination or any other determination by the Board under or pursuant to this Agreement and any interpretation by the Board of the terms of this Agreement, shall be final, binding and conclusive on all persons affected thereby.

     13. Amendments.

          The Board shall have the right, in its absolute and uncontrolled discretion, to alter or amend this Agreement, from time to time in any manner for the purpose of promoting the objectives of the Plan but only if all agreements granting options to purchase shares of the Company’s Common Stock pursuant to the Plan which is in effect and not wholly exercised at the time of such alteration or amendment shall also be similarly altered or amended with substantially the same effect, and any alteration or amendment of this Agreement by the Board shall, upon adoption thereof by the Board, become and be binding and conclusive on all persons affected thereby without requirement for consent or other action with respect thereto by any such person. The Company shall give written notice to the Optionee of any such alteration or amendment of this Agreement by the Board as promptly as practical after the adoption thereof. The foregoing shall not restrict the ability of the Optionee and the Company by mutual consent to alter or amend this Agreement in any manner which is consistent with the Plan and approved by the Board.

     14. Notice.

          Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, addressed as follows: to the Secretary of the Company, or to the Company (attention of the Secretary), at 100 East Pratt Street, Baltimore, Maryland 21202, or at such other address as the Company, by notice to the Optionee, may designate in writing from time to time to the Optionee at the Optionee’s address as shown on the records of the Company, or at such other address as the Optionee, by notice to the Secretary of the Company, may designate in writing from time to time.

     15. Construction.

          This Agreement has been entered into in accordance with the terms of the Plan specified on the Award Notice, which Plan is incorporated herein by reference.

     16. Non-Qualified Nature of the Option.

     The Option shall not be treated as an incentive stock option within the meaning of Internal Revenue Code section 422.